***Certain provisions of this exhibit have been filed separately with the SEC pursuant to an application for confidential treatment.

                                                                   Exhibit 10.12


                      MANAGED FIREWALL EXISTING CUSTOMERS
                                                              EFFECTIVE AS OF
intermedia                                                    APRIL 30, 1999
     COMMUNICATIONS

                      Business Internet Service Order Form

-----------------------------------------------------------------------------------------------
Section A - To be Completed by Intermedia
-----------------------------------------

Customer                                                         Initial Charge  Monthly Charge
Access Type-                    Port Speed-           CIR-         _________       _________
Access Hardware-                  Router-                          _________       _________
                                  CSU/DSU-                         _________       _________
Service Level-                  Access Plus:         UPS___        _________       _________
                                 Pager___
                                Modem (MSS)-                       _________       _________
---------------------------------------------------------------
Firewall Product- (Service Orders as Defined in Attachment A)
                Service Level-        Platform-
---------------------------------------------------------------
Other Services-                                                    _________
Contract Term-**   year(s) Total contract value-  Total
                                                  charges          _________          ***
Special Instruction     **Per the original Digex contract Term, see Attachment A
-------------------
-----------------------------------------------------------------------------------------------

Section B - To Be Completed by Customer
---------------------------------------
Company Name:  Digex, Inc.
             -------------------------------------------------------------------
Site Address: 6435 Virginia Manor Rd.
             -------------------------------------------------------------------
City  Laurel                   State  MD                 ZIP  20705
    --------------------------      --------------------    --------------------
Site Phone  301-847-5000         FAX  301-847-5152
          --------------------       -------------------------------------------
Primary Technical Contract
                          ------------------------------------------------------
Phone                      FAX                Email
     ---------------------    ---------------      -----------------------------
Secondary Technical Contact
                           -----------------------------------------------------
Phone                      FAX                Email
     ---------------------    ---------------      -----------------------------
Customer Type-Reseller   Existing Customer?       X  Yes      No      N/A
                                                 ---       ---     ---
Telco:__Intermedia Provided   ___Customer Provided  ___Extended Demarc
     Intermedia Provides Primary DNS                      ___Yes  ___ No  ___N/A
     Customer has already registered Domains              ___Yes  ___ No  ___N/A
     Customer authorizes Intermedia to transfer Domains ___ Yes ___ No ___N/A Number of IP addresses needed_______________________
Requested of Domain Name:1._______________________2.____________________

--------------------------------------------------------------------------------
 Customer hereby orders from Intermedia the Products & Services for the term specified in this Service Order Form. This Service Order Form is valid when accepted by an authorized representative of Intermedia & accompanied by an executed Intermedia Terms and Conditions agreement. Charges do not include any special construction or inside/extended wiring costs, shipping & handling, or applicable taxes. Telco rates are estimated based on current Telco carrier tariffs. All orders subject to credit approval. Customer will be billed separately by InterNIC for Domain Name registration and will be charged a $100.00 one-time Intermedia fee for each additional primary Domain Name. Customer may be required to provide documentation to justify allocation of IP addresses.
--------------------------------------------------------------------------------

ACCEPTED BY CUSTOMER                      ACCEPTED BY Intermedia

/s/ Mark K. Shull                         /s/ Eugene R. Noble
-----------------------------             -------------------------------
Customer Signature                               Signature

Mark K. Shull         7/13/99             Eugene R. Noble          7-1-99
-----------------------------             -------------------------------
Name                     Date             Name                       Date

President & Ceo, Digex Inc.               V.P. Data Services
-----------------------------             -------------------------------
Title                                              Title

                                  ADDENDUM TO
                      INTERMEDIA SECURE MANAGED FIREWALLS
                              TERMS AND CONDITIONS

     This Addendum to the Intermedia Secure Managed Firewall Terms and Conditions ("Addendum") is made as of this 13th day of July, 1999, by and between Intermedia Communications, Inc. ("Company") and Digex, Inc. ("Reseller").

The parties intending to be legally bound agree as follows:

1.   Applicability of Terms And Conditions.  Except for those provisions that
     -------------------------------------
     specifically conflict with provisions of the Addendum, all of the provisions of the Intermedia Secure Managed Firewalls Terms and Conditions ("Agreement"), including, but not limited to, the limitation of liability and indemnification provisions shall remain in full force and effect. All terms not specifically defined in this Addendum shall have the meaning ascribed to them in the Agreement.

2.   Access for Break/Fix.  For as long as any Intermedia owned equipment is
     --------------------
     deployed in a Digex facility to provide service to the End-Users identified on the attached "Service Order", Digex will provide (i) Intermedia 24x7x365 physical access to all of its Data Centers, (ii) access to documentation for non-standard software, (iii) network access for monitoring and reporting, (iv) unrestricted access to Intermedia-owned equipment for repair and restoration, (v) access to staging areas at all Digex Data Centers, and (vi) access to the spare parts inventory identified in section 3 below. In the event that an outage occurs and Digex does not provide Intermedia immediate and unrestricted access to Intermedia equipment or inventory, all service level agreements between Digex and Intermedia for the service(s) provided on the equipment will be immediately suspended upon the request for access until such time as access is granted. Delays in access to the affected equipment will be calculated in minutes and shall not contribute to any unavailability period for the purposes of measuring service level agreements. In the event that Digex requires an escort for Intermedia's access to the Data Center(s), Digex will provide the escort at no cost to Intermedia.

3.   Power, Ventilation, Rack Space, and Spare Parts.  Digex will provide (i)
     -----------------------------------------------
     suitable power and ventilation for all Intermedia owned equipment used in its facilities to service the End Users, (ii) adequate rack space for the hosting of Intermedia owned equipment, (iii) adequate storage facilities at the Data Center(s) for inventory of spare parts, (iv) unlimited and unrestricted access to the spare parts inventory. Failure of equipment due to Digex's action or inaction in providing adequate power and ventilation exempts Intermedia from its obligations to the terms of the Service Level Agreement. Digex shall use its best efforts to restrict access to the aforementioned spare parts inventories to Intermedia Personnel.

4.   Network and Out-of-Band Access.  Digex will provide (i) access to any and
     ------------------------------
     all networks required for Intermedia's proper in-band management of devices used to deliver services to the End Users, and (ii) analog telephone service suitable for Intermedia's standard Out-of-Band (OOB) access method. The OOB support will be provided in all Data Centers where Intermedia does not operate a Secure Management Center (SMC).

5.   Firewall Licensing and License Violations.  Intermedia Secure Managed
     -----------------------------------------
     Firewalls use Firewall licenses to protect a defined number of IP Addresses. In the event that any of the End Users, identified in the "Service Order", perform a network upgrade or network alterations that produces a violation of the Firewall's license and the violations are caused by the addition or creation of networks not owned by Intermedia or Digex and Digex has failed to execute an Intermedia Service Upgrade Order, then Digex shall have thirty (30) calendar days to produce a properly executed "Service Order" for the then current, monthly service fee. This monthly service fee shall be commensurate with the number of IP Addresses being protected by the firewall. Intermedia will bill Digex at the current service rate required for the license needed to eliminate license violations upon the above mentioned thirty (30) days written notification. Firewall License Violations exempt Intermedia from its obligation under the Service Level Agreement. Digex has the sole obligation to provide for the effective execution of timely Intermedia Service Orders to assure that no violations occur.

6.   Service Level Agreements.  Intermedia will provide managed firewall and/or
     ------------------------
     VPN service to Digex at the measured uptime service levels as defined in the Digex End User Contracts (either 98%, 99% or 99.5% monthly uptime) that were ratified by Intermedia through the Custom Configuration process. "Uptime service level" means that the managed firewall and/or VPN software processes running on Intermedia-supported hardware will be available to transmit and receive data and will operate according to industry standard specifications at or above the stated uptime level. Uptime will be measured periodically on a daily basis and aggregated over a period of one calendar month for purposes of compliance. Service Level Agreements as described above are available to Digex only when Intermedia and/or its authorized agents maintain the sole and exclusive ability to manage, administer, and configure the firewall and/or VPN software and the hardware upon which it is running. Digex affirms that all uptime Service Level Agreements are immediately and fully revoked by Intermedia should the Digex or its agents or employees attempt to manage, administer, or configure any element of a firewall or VPN system that has previously been managed, administered, and/or configured by Intermedia and/or its authorized agents. Service Level Agreements for firewalls and VPNs apply only to the firewall or VPN software and hardware itself and do not apply to any other element of Internet connectivity including, but not limited to, the transmission or receipt of data across third-party networks; the potential inability of applications in front of or behind a firewall or VPN host(s) to transmit or receive data; the proper functioning of software, hardware, and/or networking equipment within a network transmission path that is not owned, operated, and maintained by Intermedia; or the functioning of any other network element beyond the direct control of Intermedia and/or its authorized agents. This Service Level Agreement states that data packets will be transmitted, received, and protected by the firewall system(s) and/or VPN system(s) at stated service levels and in accordance with Digex's documented configuration requests and requirements. Intermedia rejects and disclaims any promise of uptime to Digex for all End User Contracts that did not receive the reasonable documentation provided by the Custom Configuration Process. Under no circumstances will Intermedia's committed uptime service level exceed those of Digex to the End User.


AGREED AND ACCEPTED by the parties hereto:


Intermedia Communications, Incorporated ("Company")    Digex, Inc. ("Reseller")


By:  /s/ Eugene R. Noble                            By:  /s/ Mark K. Shull
     -------------------                                 -----------------

              Attachment A:  Managed Firewalls Sold Through Digex

---------------------------------------------------------------------------------------------------------------------------------
         ***                   NSS Order Number   CBS #    Create    Operational  Business       ***         Contract   Status
                                                             date       date        Unit                       Term
---------------------------------------------------------------------------------------------------------------------------------
         ***                   NSS000000000700   32005930   7/22/98      9/17/95  WSMG            ***             12  OPERATIONAL
         ***                   NSS000000000947   32026132    3/5/99      4/30/99  WSMG            ***             12  OPERATIONAL
         ***                   NSS000000000799   32005427  10/16/98     12/16/98  WSMG            ***             24  OPERATIONAL
         ***                   NSS000000000883   32023341   1/15/99      1/22/99  WSMG            ***             12  OPERATIONAL
         ***                   NSS000000001041   32025807   6/17/99               WSMG            ***             12  IN PROCESS
         ***                   NSS000000000912   32025807   2/12/99      3/22/99  WSMG            ***             12  OPERATIONAL
         ***                   NSS000000000917   32025807   2/22/99      4/15/99  WSMG            ***             12  UPGRADE
         ***                   NSS000000001044   32026620   6/17/99               WSMG            ***             12  IN PROCESS
         ***                   NSS000000000919   32025885   2/32/99      4/15/99  WSMG            ***             12  OPERATIONAL
         ***                   NSS000000000623   32000800   11/6/98     21/17/98  WSMG            ***             12  OPERATIONAL
         ***                   NSS000000000847   32006779   12/4/98       2/1/99  WSMG            ***             36  OPERATIONAL
         ***                   NSS000000000886   32023344   1/25/99      3/31/99  WSMG            ***             12  OPERATIONAL
         ***                   NSS000000000806   32006355  10/28/98       1/5/99  WSMG            ***             12  OPERATIONAL
         ***                   NSS000000000945   32026127    3/4/99      3/29/99  WSMG            ***             24  OPERATIONAL
         ***                   NSS000000001026   32026580   6/10/99               WSMG            ***             12  IN PROCESS
         ***                   NSS000000000818   32006585   11/5/98     12/17/98  WSMG            ***             12  OPERATIONAL
         ***                   NSS000000000788   32006434   10/7/98     12/16/98  WSMG            ***             12  OPERATIONAL
         ***                   NSS000000000879   32023306   1/11/99       2/4/99  WSMG            ***             12  OPERATIONAL
         ***                   NSS000000001000   32026472   5/12/99      5/27/99  WSMG            ***             12  OPERATIONAL
         ***                   NSS000000000793   32006457  10/12/98     10/26/98  WSMG            ***             12  OPERATIONAL
         ***                   NSS000000000918   32025864   2/22/99      3/25/99  WSMG            ***             12  OPERATIONAL
         ***                   NSS000000001046   32026626   6/21/99               WSMG            ***             12  NEW
         ***                   NSS000000000885   32023343   1/15/99       2/3/99  WSMG            ***             12  OPERATIONAL
                                                                                                  ***
         ***                   NSS000000000884   32023342   1/15/99      3/25/99  WSMG            ***             36  OPERATIONAL
         ***                   NSS000000000633   32006601  11/23/98     12/17/98  WSMG            ***             24  OPERATIONAL
         ***                   NSS000000001025   32020585    6/9/99               WSMG            ***             12  IN PROCESS
         ***                   NSS000000000913   32025808   2/12/99       3/3/99  WSMG            ***             12  OPERATIONAL
         ***                   NSS000000000975   32026330   4/13/99       5/6/99  WSMG            ***             12  OPERATIONAL
         ***                   NSS000000001014   32006054   5/26/99      6/16/99  WSMG            ***             12  OPERATIONAL
         ***                   NSS000000000097   32005907   7/17/98      8/11/98  WSMG            ***             12  OPERATIONAL

         ***                   NSS000000000882   32023340   1/15/99       2/9/99  WSMG            ***             12  OPERATIONAL
         ***                   NSS000000000694   32005097   7/17/98      8/10/98  WSMG            ***             12  OPERATIONAL
         ***                   NSS000000000810   32005097   11/2/98     12/17/98  WSMG            ***             12  OPERATIONAL
         ***                   NSS000000000099   32005915   7/20/98      12/8/98  WSMG            ***             12  OPERATIONAL
         ***                   NSS000000000800   32006481  10/16/98     11/10/98  WSMG            ***             12  OPERATIONAL

         ***                   NSS000000001026   32026585   6/10/99               WSMG            ***             12  IN PROCESS
         ***                   NSS000000001008   32003207   5/20/99               WSMG            ***             24  IN PROCESS
         ***                   NSS000000000881   32003286   1/13/99      1/22/99  WSMG            ***             12  OPERATIONAL
         ***                   NSS000000000624   32025866   2/23/99      3/19/99  WSMG            ***             24  OPERATIONAL
         ***                   NSS000000000838   32006605   21/3/98       1/6/99  WSMG            ***             12  OPERATIONAL
         ***                   NSS000000000916   32025850   2/19/99      3/22/99  WSMG            ***             12  OPERATIONAL
         ***                   NSS000000001011   32028513   5/24/99               WSMG            ***             24  IN PROCESS
         ***                   NSS000000001013   32026513   5/25/99               WSMG            ***             24  IN PROCESS
         ***                   NSS000000000695   32005904   7/17/98       8/7/98  WSMG            ***             12  UPGRADE
         ***                   NSS000000000696   32005904   7/17/98       8/7/98  WSMG            ***             12  UPGRADE
         ***                   NSS000000000815   32005598   11/4/98     12/17/98  WSMG            ***             12  OPERATIONAL
         ***                   NSS000000001030   32026591   6/11/99               WSMG            ***             12  IN PROCESS
         ***                   NSS000000001031   32026591   6/11/99               WSMG            ***             12  IN PROCESS
         ***                   NSS000000001032   32026591   6/11/99               WSMG            ***             12  IN PROCESS
         ***                   NSS000000001035   32002024   6/14/99               WSMG            ***             12  IN PROCESS
         ***                   NSS000000000974   32026329   41/3/99      4/22/99  WSMG            ***             12  OPERATIONAL

---------------------------------------------------------------------------------------------------------------------------------
          ***                  NSS Order Number   CBS #    Create    Operational  Business        ***        Contract   Status
                                                             date       date        Unit                       Term
---------------------------------------------------------------------------------------------------------------------------------
          ***                  NSS000000000673   32003122    1/6/99       2/3/99  WSMG            ***             12  OPERATIONAL
          ***                  NSS000000000853   32006817  12/10/98     12/18/98  WSMG            ***             12  OPERATIONAL
          ***                  NSS000000001015   32026523   5/26/99      6/16/99  WSMG            ***             24  OPERATIONAL
          ***                  NSS000000000914   32025815   2/16/99      3/19/99  WSMG            ***             24  OPERATIONAL
          ***                  NSS000000001037   32006851   6/16/99               WSMG            ***             12  IN PROCESS
          ***                  NSS000000000865   32006851  12/21/98      1/22/99  WSMG            ***             36  OPERATIONAL
          ***                  NSS000000000866   32006851  12/21/98      1/22/99  WSMG            ***             36  OPERATIONAL
          ***                  NSS000000000758   32006273    9/9/98      9/24/98  WSMG            ***             12  OPERATIONAL
          ***                  NSS000000000949   32026158   3/10/99               WSMG            ***             24  IN PROCESS
          ***                  NSS000000000805   32006522  10/28/98     12/17/98  WSMG            ***             12  OPERATIONAL
          ***                  NSS000000000540   32004594   2/20/98      2/24/98  WSMG            ***             24  OPERATIONAL

          ***                  NSS000000000159              9/18/97      9/14/97  WSMG            ***                 OPERATIONAL

          ***                  NSS000000000475   32003582  12/10/97     12/24/98  WSMG            ***                 OPERATIONAL
          ***                  NSS000000000064   32005760   6/18/98      9/25/98  WSMG            ***             14  OPERATIONAL
          ***                  NSS000000000564   32005122    3/6/98      3/17/98  WSMG            ***             24  OPERATIONAL

          ***                  NSS000000000188   N/A        9/18/97      9/21/97  WSMG            ***                 OPERATIONAL

          ***                  NSS000000000190              9/29/97      9/26/97  WSMG            ***                 OPERATIONAL
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  ***


           Intermedia Secured Managed Firewalls Terms and Conditions


1.  Intermedia Service and Terms.  CUSTOMER agrees to purchase the Intermedia
    ----------------------------
Communications, Inc. ("Intermedia") Products and Services as set forth on the front side hereof (the "Service Order Form") pursuant to the Intermedia Secure Firewalls Terms and Conditions ("Agreement") set forth below. The term of this Agreement is also set forth on the Service Order Form and commences upon the date of service activation. Upon expiration of the term, this Agreement shall renew automatically for successive one (1) year periods on the same terms and conditions as provided herein, unless and until the Agreement is terminated by either party upon no less than thirty (30) days' written notice prior to expiration of the then-current term.

2.  Product and Service Description and Fees.  The Service Description for
    ----------------------------------------
Intermedia Secure Managed Firewalls, including, but not limited to, the scope of the firewall services, the managed hardware and software, monitoring, archiving, reports, the parties' responsibilities, configuration of management, and the security management center, is incorporated herein by reference and made a part of this Agreement. Rates for all Intermedia Products and Services purchased by CUSTOMER are set forth on the Service Order Form. Intermedia will invoice CUSTOMER monthly in advance. prices do not include sales, usage, excise, ad valorem, property or any other taxes now or hereinafter imposed, directly or indirectly, by any governmental authority, and, to the extent applicable, CUSTOMER shall be charged for such taxes, which shall not include taxes which Intermedia is subject to based upon income.

3.  Termination and Non-payment of Fees.  Intermedia may terminate this
    -----------------------------------
Agreement effective immediately upon written notice (a) due to CUSTOMER'S failure to pay any undisputed amount within ten (10) days of the applicable due date, or (b) pursuant to Sections 6 and 8, below. In the event of any other breach by CUSTOMER, Intermedia shall provide written notice to CUSTOMER of such breach and afford CUSTOMER thirty (30) days to cure such breach before terminating this Agreement. In the event CUSTOMER terminates this Agreement or if Intermedia terminates this Agreement due to breach thereof, CUSTOMER shall be liable for all charges incurred as of the date of termination and all recurring charges from the date of termination until the expiration date of the then-current term, a late charge of the lesser of 1 1/2% per month or the maximum rate permitted by law may be charged to CUSTOMER by Intermedia in the event CUSTOMER does not pay any undisputed fees before the due date; however, such late charges will not apply to fees disputed in good faith. CUSTOMER shall pay Intermedia all costs, including reasonable attorneys' fees, the fees of any collection agency, and any othercosts incurred by Intermedia, in exercising any of its rights under this Agreement.

4.  Credit Information.  CUSTOMER consents to Intermedia's standard credit check
    ------------------
policy in order for Intermedia to confirm CUSTOMER's creditworthiness, and to Intermedia's disclosure of account information to or from credit reporting agencies, credit bureaus, private credit reporting associations, or to or from other providers of telecommunications services at any time during the term of this Agreement.

5.  Software License.  Intermedia grants CUSTOMER a non-exclusive, non-
    ----------------
transferrable license ("License") to use all Intermedia-owned software and firmware provided pursuant to the Intermedia Service Order Form ("Software"), subject to the following conditions: (i) CUSTOMER may use Software only for its intended purposes, (ii) CUSTOMER may not copy, disclose, modify, decompile, disassemble, translate, or reverse engineer the Software, and (iii) in the event of a default by CUSTOMER of this Agreement and/or upon termination or expiration of this Agreement, this Software License shall immediately terminate and CUSTOMER shall return all Software to Intermedia. CUSTOMER shall protect and keep confidential any and all Products and Services used by it pursuant to this Agreement, and CUSTOMER agrees that IP addresses assigned for CUSTOMER use remain the property of Intermedia and shall revert back to Intermedia upon termination or expiration of this Agreement.

6.  Compliance with Law and Policies; Export Administration; Indemnification.
    ------------------------------------------------------------------------
CUSTOMER shall use Intermedia's Products and Services only for lawful purposes. CUSTOMER shall not transmit, retransmit or store material in violation of any federal or state laws or regulations, and further agrees to adhere to Intermedia's Acceptable Use Policy ("AUP"), which may be modified from time to time by Intermedia in its sole discretion, and which AUP, as modified, is hereby incorporated by reference and made a part hereof. CUSTOMER agrees to comply fully with all relevant export laws and regulations of the United States and, to the extent applicable, export or import regulations in other countries or territories ("Export Laws") to ensure that neither the Software nor any direct product thereof, including, but not limited to, encryption products, are (a) exported, directly or indirectly, in violation of Export Laws, or (b) are used or intended to be used for any purposes prohibited by the Export Laws. Failure to comply with one (1) or more of the requirements in this Section 6 shall permit Intermedia, as of right and in its sole discretion, to terminate this Agreement effective upon written notice. CUSTOMER shall indemnify and hold Intermedia harmless from and against any and all damages, losses, judgments, assessments, costs and expenses arising out of CUSTOMER's noncompliance with this Section 6 or other actions or omissions of CUSTOMER pursuant to this Agreement.

7.  Installation.  Installation and non-recurring charges are due upon order and
    ------------
are nonrefundable. CUSTOMER shall provide Intermedia access to its premises and provide all other necessary preparations to permit installation, maintenance and operation of the Products and Services provided hereunder. Following installation, CUSTOMER shall be responsible for any fees and expenses in connection with a CUSTOMER-requested relocation, including, but not limited to, a one (1) time Intermedia installation fee. If CUSTOMER requests a downgrade in service, CUSTOMER shall pay a one (1) time downgrade fee of $750 and any applicable telco fees.

8.  Equipment.  In the event that Intermedia-owned equipment is provided
    ---------
hereunder, (a) Intermedia shall determine the configuration and type of equipment to be used, (b) Intermedia shall provide the initial equipment configuration and verify operability with the Intermedia network, (c) CUSTOMER shall be responsible for operating the equipment within the parameters of the manufacturer's specifications, and (d) Intermedia may choose, in its sole discretion, to provide software upgrades for hardware. Should service be required following installation to reconfigure equipment due to CUSTOMER ___________, CUSTOMER will be charged at Intermedia's then-current support rates. If Intermedia determines that CUSTOMER-owned hardware or software may cause hazard, interference or service interruption to Intermedia-provided equipment or services, or the Intermedia network, CUSTOMER shall immediately remove the offending hardware or software upon notice from Intermedia and, if CUSTOMER fails do to so, Intermedia may terminate this Agreement effective upon written notice.

In the event of failure of Intermedia-owned equipment provided hereunder, as determined by Intermedia in its sole discretion, like equipment shall be provided to CUSTOMER by Intermedia as promptly and as reasonably possible, via next business day delivery to CUSTOMER's site. Once operability of such like equipment is verified, CUSTOMER shall return the faulty equipment to Intermedia within ten (10) days thereof at Intermedia's shipping expense. Failure to do so will result in CUSTOMER being billed for the faulty equipment in an amount equal to vendor's list price as determined by Intermedia. Upon termination or expiration of this Agreement, CUSTOMER shall return Intermedia-owned equipment in good working order within thirty (30) days. Failure to do so will result in CUSTOMER liability fro the cost of repair of the faulty equipment or the cost of replacement for non-returned equipment in an amount equal tovendor's list price as determined by Intermedia.

9.  Maintenance Window.  Intermedia shall have the right to bring down service
    ------------------
for specified time periods for necessary maintenance and/or network upgrades ("Scheduled Maintenance Windows") upon twenty-four (24) hours' written notice to CUSTOMER. Intermedia also shall have the right to perform maintenance outside Scheduled Maintenance Windows upon twelve (12) hours' written notice to CUSTOMER; provided, however, that Intermedia shall have the right, without notice, in its sole discretion, to perform emergency maintenance at any time to preserve the overall integrity of the products and services offered by Intermedia.

10.  Limitation of Liability.  EXCEPT AS OTHERWISE PROVIDED BELOW, IN NO EVENT
     -----------------------
WILL INTERMEDIA BE LIABLE TO CUSTOMER OR ANY THIRD PARTY FOR ANY DAMAGES ARISING OUT OF THE SUBJECT MATTER OF THIS AGREEMENT, THE PRODUCT OR ANY SERVICES HEREUNDER UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER THEORY, FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS OR REVENUE), OR FOR LOSS OR CORRUPTION OF DATA, OR FOR COSTS OF PROCUREMENT OF SUBSTITUTE GOODS OR TECHNOLOGY, REGARDLESS OF WHETHER OR NOT INTERMEDIA HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

11.  Exclusive Warranty and Exclusive Remedy.  INTERMEDIA DISCLAIMS ANY WARRANTY
     ---------------------------------------
OF ANY KIND, EITHER EXPRESS OR IMPLIED, AND DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, EXCEPT FOR THE FOLLOWING WARRANTY AND REMEDY, WHICH IS IN LIEU OF ANY OTHER WARRANTY OR REMEDY. THE PARTIES ACKNOWLEDGE THAT DUE TO THE INCREASING SOPHISTICATION OF "HACKERS," INTERMEDIA DOES NOT AND CANNOT MAKE ANY WARRANTY OR REPRESENTATION THAT ANY SYSTEM ATTACK OR INTRUSION WILL BE DETECTED OR PREVENTED, NOR DOES INTERMEDIA REPRESENT THAT ANY SOFTWARE PRODUCTS EMPLOYED BY INTERMEDIA ARE ERROR FREE.

WITH RESPECT TO PRODUCTS PROVIDED HEREUNDER, INTERMEDIA'S EXCLUSIVE LIMITED WARRANTY IS THAT, FOR A PERIOD OF ONE YEAR FOLLOWING DELIVERY, ANY SUCH PRODUCTS, UNDER NORMAL USE AND SERVICE, WILL SUBSTANTIALLY PERFORM ALL OF THE FUNCTIONS DESCRIBED IN THE SERVICE DESCRIPTION. IN THE EVENT INTERMEDIA BREACHES

THIS WARRANTY, CUSTOMER'S EXCLUSIVE REMEDY SHALL BE, AT INTERMEDIA'S OPTION AND EXPENSE, (i) TO HAVE INTERMEDIA CORRECT SUCH PRODUCTS OR (ii0 INTERMEDIA SHALL REFUND THE PRICE PAID FOR THE APPLICABLE PORTION OF THE SERVICES.

WITH RESPECT TO SERVICES, INTERMEDIA'S EXCLUSIVE WARRANTY IS THAT THE SERVICES SHALL BE PERFORMED IN A WORKMANLIKE FASHION. IN THE EVENT INTERMEDIA REACHES THIS WARRANTY, CUSTOMER'S EXCLUSIVE REMEDY SHALL BE, AT INTERMEDIA'S OPTION AND EXPENSE, (i) TO HAVE INTERMEDIA CORRECT SUCH SERVICES OR (ii) INTERMEDIA SHALL REFUND THE PRICE PAID FOR THE APPLICABLE PORTION OF THE SERVICES.

CUSTOMER ASSUMES FULL RESPONSIBILITY FOR THE CONTROL AND USE OF THE DATA CONTAINED IN REPORTS PROVIDED BY INTERMEDIA HEREUNDER. CUSTOMER ACKNOWLEDGES THE POTENTIAL PRIVACY AND OTHER ISSUES ASSOCIATED WITH THE COLLECTION AND USE OF THE DATA AND ACKNOWLEDGES THAT INTERMEDIA SHALL HAVE NO LIABILITY WITH RESPECT TO THE COLLECTION AND USE OF THIS DATA.

12.  Force Majeure.  Neither party will be in default or otherwise liable for
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any delay or failure of performance under this Agreement due, in whole or part, to a cause or causes beyond the reasonable control and without the fault or negligence of such party.

13.  Assignment.  Neither party may assign, sell or transfer this Agreement
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without the prior written consent of the other party, except that Intermedia may assign this Agreement as of right to its parent, any of its subsidiaries or affiliates, or any entity which acquires all or substantially all of the assets of Intermedia. CUSTOMER may not resell Intermedia Secure products and Services of any kind from an Intermedia-provided connection without explicit written permission from Intermedia.

14.  Governing Law.  This Agreement shall be governed by the laws of the State
     -------------
of Maryland without regard to choice of law provisions. In the event of legal action between the parties with respect to this Agreement, the prevailing party will be entitled to recover reasonable attorneys' fees and court costs.

15.  Severability.  Each provision of this Agreement is severable from the
     ------------
whole, and if one provision is declared invalid, the other provisions shall remain in full force and effect.

16.  Waiver.  Failure of either party to enforce any of the provisions of this
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Agreement, or the waiver thereof in any instance, shall not be construed as a general waiver or relinquishment of rights.

17.  Notice.  Except with respect to termination notices pursuant to Sections 6
     ------
and 8 hereof, and maintenance window notices pursuant to Section 9 hereof, which, in addition to other means specified below, may be given by facsimile transmission and shall be deemed effective upon receipt as confirmed by transmission report verification, any notice given or made pursuant to this Agreement shall be effective upon receipt if in writing and delivered in person, by courier, by overnight delivery service, or by certified mail, return receipt requested, and delivered to the address specified in the Service Order Form or such other address as may hereafter be furnished by either party to the other.

18.  Entire Agreement.  The terms of this Agreement constitute the entire
     ----------------
agreement of the parties with respect to the Intermedia Products and Services set forth on this Service Order Form. This Agreement may only be amended or modified in a writing executed by both parties.

Intermedia Communications, Inc.             CUSTOMER:

By:      /s/ Eugene R. Noble                By:
         ------------------------                     ----------------------
Name:    Eugene R. Noble                    Name:
         ------------------------                     ----------------------
Title:   V.P. Data Services                 Title:
         ------------------------                     ----------------------
Date:    7/1/99                             Date:
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